John Hancock Funds III

John Hancock Core High Yield Fund (the “Fund”)

Supplement dated July 1, 2016 to the Prospectus dated July 1, 2016 (the “Prospectus”)

Effective June 28, 2016, Class R2 and Class R4 shares of the Fund will be closed to new investors.

Other share classes of the Fund will continue to be made available to all current and eligible prospective investors.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.